Investor Presentation September 2022

Forward-Looking Statements This presentation contains forward-looking statements (“FLS”) based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying FLS are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance we will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns or matters that are not historical facts are FLS and include, but are not limited to, statements regarding future: improving industry fundamentals and business environment; global supply of nitrogen fertilizers, including the tightness thereof; energy pricing; European nitrogen fertilizer production, including curtailments; export restrictions, including in China; grain pricing and carryout inventory levels, including impact on fertilizer planting demand; cost environments for nitrogen fertilizer production; CVR Partners’ market position; cost of logistics; timing of our and third-party maintenance turnarounds; trends in fertilizer supply and demand; corn stocks to use ratios; fertilizer cost structure and ability to significantly improve yields; completion of global nitrogen fertilizer build cycle; U.S. exports of nitrogen fertilizer; nitrogen fertilizer demand; corn pricing, planted acreage and harvest yields, and the impact thereon on carryout; nitrogen fertilizer pricing, including the drivers thereof; U.S. demand for corn, including the strength and uses thereof; grain pricing impact on fertilizer application; costs to produce nitrogen fertilizer, including cost of natural gas, other feedstocks and freight; weather conditions; the strategic location of our assets, including our ability to minimize distribution costs and maximize net back pricing; our access to rail distribution points and storage locations; ammonia and UAN production volumes; our marketing agreements; ammonia utilization; feedstock cost; sales revenue and volume, including the increase thereof; our financial results; distributions to our common unit holders (if any), including the timing and amount thereof; plant utilization, including the drivers and improvement thereof as a result of our maintenance turnarounds; farmer economics; U.S. supply disruptions; trends in nitrogen fertilizer pricing, including the upward trend thereof; capital and turnaround expenses; our ESG objectives and metrics; typical farming activities and the timing thereof; incentive distribution rights of our general partner; and other matters. The assumptions and estimates underlying FLS are inherently uncertain, many of which are beyond our control, and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. The FLS included in this presentation are made only as of the date hereof. You are cautioned not to put undue reliance on such FLS (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Partners, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA, Adjusted EBITDA and Available Cash for Distribution) are not presentations made in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

➢ CVR Partners, LP (NYSE: UAN) is a leading North American producer and distributor of nitrogen fertilizer products ▪ Delivered over 1.4 million tons of nitrogen fertilizer products during LTM June 2022 ▪ Structured as a publicly-traded master limited partnership with a variable distribution model • Non-economic General Partner with no Incentive Distribution Rights (IDRs) ▪ Adjusted LTM EBITDA through June 30, 2022 of $427 million ➢ Fundamentals have significantly improved in the nitrogen fertilizer industry ▪ Global supply is tight with high energy prices driving fertilizer production curtailments in Europe while China is restricting fertilizer exports ▪ Grain prices are at 10-year highs while carryout inventories are estimated to be at 10-year lows ▪ Low grain inventory carryout underpins Fall 2022 and Spring 2023 planting demand for fertilizer ▪ The U.S. provides the lowest cost environment to produce nitrogen fertilizer due to relatively low natural gas prices and freight costs for imports ➢ Attractive market position ▪ Fertilizer facilities are strategically located in the Corn Belt ▪ Differentiated feedstock slate through petroleum coke exposure at our Coffeyville Facility ▪ Low-cost logistics options ▪ Following completion of planned turnarounds in 3Q 2022, no planned turnarounds until Fall 2024 ➢ Experienced management team Key Investment Highlights 2

3 Positive Trends in Fertilizer Supply & Demand Source: USDA, Fertecon U.S. Nitrogen SupplyCorn Stocks to Use ➢ Fertilizers typically represent approximately 15% of farmers’ cost structure and significantly improve yields. ➢ USDA projecting stocks to use ratio for 2021/2022 at approximately 10%, one of the lowest levels since 2014. ➢ Major global nitrogen capacity build cycle largely complete in 2017/2018, and additional tons have been absorbed by the market. ➢ Reduced global supply of nitrogen fertilizers due to production curtailments in Europe and restrictions on exports from China. ➢ U.S. has become an exporter of nitrogen fertilizer to Europe. Higher demand driven by lower ending corn stocks and increased corn prices combined with reduced fertilizer supply have all contributed to higher product pricing for nitrogen fertilizer.

Strong Demand for Corn in the U.S.

- Corn has a variety of uses and applications, including feed grains, ethanol for fuel, and food, seed and industrial (FSI)
- Feed grains
  - ~96% of domestic feed grains are supplied by corn
  - Consumes ~39% of annual corn crop(1)
- Ethanol
  - Consumes ~37% of annual corn crop(1)
  - Corn demand for 2021 was impacted by the loss of gasoline and ethanol demand as a result of COVID-19
  - Increased export volumes more than offset temporary demand loss from ethanol
- Corn production typically driven more by yield than acres planted
- Nitrogen fertilizer is generally low on the cost curve for farmers

U.S. Domestic Corn Use



Feed / Residual Use
Ethanol
Seed & Industrial
'01 - '21 CAGR: 2.3%
(Bushels in billions)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
1980
1984
1988
1992
1996
2000
2004
2008
2012
2016
2020

Domestic Corn Planted Acres and Yield per Acre



Million planted acres
Bushels per harvested acre
Planted acres
Yield per acre
120
100
80
60
40
20
0
200
150
100
50
0
1926
1932
1938
1944
1950
1956
1962
1968
1974
1980
1986
1992
1998
2004
2010
2016

Historical Corn Pricing



$ per Bushel
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$6.74
Sep-12
Nov-13
Jan-15
Mar-16
May-17
Jul-18
Sep-19
Nov-20
Jan-22

Source: USDA Economic Research Service and USDA WASDE.

(1) Based on 2017 – 2021 average.

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Domestic Nitrogen Fertilizer Market Conditions

CVR PARTNERS LP

2021

Summer

- NOLA UAN fill price $280 - $285/ton for Q3 shipment.
- Producer turnarounds at multiple plants in the Midwest, as many 2020 turnarounds were delayed to the summer due to COVID-19.
- Commodity prices remained strong, with corn prices ranging from $5.00 - $5.50/bu and wheat $6.75 - $7.00/bu.

Fall / Winter

- Hurricane activity caused the shutdown of several U.S. production facilities for several weeks, further tightening supply.
- Favorable dry fall weather conditions led to an early corn harvest and extended timeframe for ammonia application.
- European production curtailments due to spike in natural gas prices along with China and Russia export restrictions further tightened the global supply of fertilizers.
- Corn prices strengthened further with Russia/Ukraine conflict, with futures prices for May 2022 over $7/bu and December 2022 over $6/bu.

2022

Spring

- Persistent high natural gas prices in Europe and export restrictions in China and Russia continue to limit global supply of nitrogen fertilizers.
- Cold and wet weather in the U.S. led to a slower than normal start to corn planting – higher fertilizer prices led to lower application levels.
- Corn and wheat prices remained strong with concerns over global grain supplies amid the ongoing Russia/Ukraine conflict and drought conditions in the U.S. wheatbelt.

Summer

- NOLA UAN fill price $400 - $420/ton for Q3 shipment. Ammonia fill price $900 - $950/ton for Q3 shipment. Anticipating strong fall application of ammonia as growers evaluate input costs for 2023.
- Skyrocketing natural gas prices in Europe have caused a significant amount of European fertilizer production facilities to curtail production or shut-in entirely, driving European imports of nitrogen fertilizers from the U.S. and Trinidad.
- Drought and heat conditions globally potentially leading to lower-than-expected harvest yields and lower carryout inventories.
- Commodity prices remain strong, with December corn futures prices over $6.50/bu and wheat over $8.00/bu.

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Strategically Located Assets

- Large geographic footprint serving the Southern Plains and Corn Belt region
- Well positioned to minimize distribution costs and maximize net back pricing
- Rail loading rack at Coffeyville provides significant logistics optionality west of the Mississippi River due to access to both UP and BNSF delivery points
- Production sustainability due to storage capabilities at the plants and offsite locations
- Marketing agreement with LSB Industries for Pryor, OK, facility's UAN production



WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
AL
East Dubuque, IL
Coffeyville, KS
Pryor, OK
Company-Owned Nitrogen Fertilizer Facilities
Union Pacific, BNSF and shared lines
East Dubuque Facility Marketing Area
Third-Party owned and operated marketing facility

Metric	Coffeyville Facility	East Dubuque Facility
Current Ammonia / UAN Capacity	1,300 / 3,000 TPD	1,075 / 1,000 TPD
LTM 2Q 2022 Ammonia / UAN Production Volumes	2,124 / 3,425 TPD (Consolidated)	
Feedstock	Pet Coke	Natural Gas
Distribution Methods	Rail(1) & Truck	Rail(2), Truck & Barge

(1) Coffeyville Facility carries out railcar distribution via the Union Pacific ("UP") or Burlington Northern Santa Fe ("BNSF") railroad lines.
(2) East Dubuque Facility carries out railcar distribution via the Canadian National Railway Company.

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Key Operating Statistics Consolidated Production Volumes(1) Consolidated Ammonia Utilization(2) Consolidated Feedstock Costs(1) Consolidated Sales Revenue(1)(3) (1) For the last twelve months ended June 30, 2022. (2) Adjusted for planned turnarounds. (3) Excludes freight. 7

Consolidated Sales Volumes Net Sales ($ millions) Ammonia and UAN Market Pricing(1) Natural Gas and Pet Coke Feedstock Pricing(1) (1) Information used within this chart was obtained from Green Markets (a Bloomberg Company) for ammonia and UAN market pricing. TO BE UPDATED Net Sales Trends Increasing 8

2Q 2022 Results Cash Distributions per Unit Ammonia Product Pricing at Gate(2) Adjusted EBITDA(1) and Adjusted EBITDA Margin UAN Product Pricing at Gate(2) (1) Excludes $41 million non-cash goodwill impairment in 2Q 2020. See reconciliation on page 16. (2) Represents net sales less freight revenue divided by product sales volume in tons. 9

(1) Data collected from Green Markets (a Bloomberg Company) for ammonia and UAN market pricing. Product Pricing Trends(1)➢ We expect to see ammonia utilization greater than 95% following the completion of the planned turnarounds in Q3 2022. ▪ Q2 2022 Coffeyville Facility utilization was negatively impacted by a power outage and an outage at the third-party air separator plant, while East Dubuque Facility utilization experienced a number of different outages. ▪ The planned turnaround at Coffeyville was completed in mid-August, on time and on budget. During the turnaround, the operator of the third-party air separation facility also completed a significant investment that should improve that facility’s reliability. ▪ The planned turnaround at East Dubuque is expected to be completed in mid-September. ➢ The nitrogen fertilizer industry reached an inflection point during 2021, where improved farmer economics translated into increased demand for nitrogen fertilizer as well as higher pricing. ▪ Fertilizer pricing then increased further following a series of supply disruptions in the U.S. ▪ The energy crunch in Europe and Asia that began in the Fall of 2021 pushed prices higher, and we are seeing similar conditions in the market today. Improving Business Environment 10

Capital Expenditures and Turnaround Expenses 2022 Total Capex budget of $44M - $47M Environmental and Maintenance spending estimated at $43M - $45M. Growth capex estimated at $1M - $2M. 2022 Turnaround spending estimated at $31M - $36M Coffeyville and East Dubuque planned turnarounds are scheduled for the summer of 2022 with an estimated $14mm and $20mm of expenditures, respectively. Coffeyville turnaround was completed in mid-August. Note: As of June 30, 2022. Hashed areas indicate the top end of capital expenditure estimates. 11 $0 $10 $20 $30 $40 $50 2017 2018 2019 2020 2021 2022e $ M Maintenance Growth $0 $5 $10 $15 $20 $25 $30 $35 2017 2018 2019 2020 2021 2022e $ M Turnaround spending

Highlighting our Commitment to ESG

Environmental

- Mitigated over 1 million metric tons of carbon dioxide equivalents ($CO2_e$) per year in 2021
- Manufactured hydrogen and ammonia qualifying as "blue" with carbon capture and sequestration via enhanced oil recovery
- Reduced process safety Tier 1 incident rate by 73% in 2021 compared to 2020

Social

- Diversity is key component of our Mission & Values
- Site-Level Community Impact Committees steer local contributions, sponsorships and volunteer activities
- Paid time off pursuant to Volunteerism Policy
- Launched Company-wide Diversity & Inclusion training
- Implemented Remote Work Policy supporting employee engagement and retention

Governance

- Board-level ESG oversight
- Average tenure of CVR Partners' Directors is less than 8 years
- Standing EH&S Committee with a majority of independent members
- Annual Code of Ethics & Business Conduct Acknowledgement
- More than 75% of CEO compensation is variable and tied to the Partnership's performance

We make modern life possible through the products we manufacture while contributing to the economic well-being of our employees and the communities where we operate.

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APPENDIX

Typical Farming Activities & Seasons

	January-March	April-June	July-September	October-December
Season	Dealer/Distributor Fill Orders & Wheat Topdress	Spring Planting	Dealer/Distributor Fill Orders	Dealer/Distributor Fill Orders & Fall Planting
Crop	No Planting	Corn Planting	Wheat Planting (Southern Territories)	Wheat Planting
Nitrogen Need	Fill Orders & Topdress	Topdress & Sidedress	Fill Orders	Fill Orders & Topdress
Pricing & Shipments	Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Q2 Delivery Delivery of Prior Year Prepay Orders	Prompt Pricing & Shipments Delivery of Prior Year & Q1 Prepay Orders	Prompt Pricing & Shipments Forward Pricing for Fill Orders for Q4 Delivery	Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Next Year Q1 & Q2 Delivery Delivery of Q3 Fill Orders

Note: Activities and timing exclusive of weather and other impacts

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Non-GAAP Financial Measures EBITDA represents net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense. Adjusted EBITDA represents EBITDA adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends Available Cash for Distribution - EBITDA for the quarter excluding non-cash income or expense items (if any), for which adjustment is deemed necessary or appropriate by the board of directors of our general partner (the “Board”) in its sole discretion, less (i) reserves for maintenance capital expenditures, debt service and other contractual obligations, and (ii) reserves for future operating or capital needs (if any), in each case, that the Board deems necessary or appropriate in its sole discretion. Available cash for distribution may be increased by the release of previously established cash reserves, if any, and other excess cash, at the discretion of the Board. Note: Due to rounding, numbers presented within this section may not add or equal to numbers or totals presented elsewhere within this document. 15

Reconciliation of Consolidated Net Income (Loss) to EBITDA, Adjusted EBITDA and Available Cash for Distribution

(In USD Millions)

CVR Partners, LP	2017	2018	2019	2020	2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022	TTM
Net Income (loss)	$ (73)	$ (50)	$ (35)	$ (98)	$ 78	$ 35	$ 61	$ 94	$ 118	$ 308
Add: Interest expense and other financing costs, net of interest income	63	62	62	63	$ 61	11	11	10	8	40
Add: Depreciation and amortization	74	72	80	76	74	18	21	19	21	79
EBITDA	**$ 64**	**$ 84**	**$ 107**	**$ 41**	**$ 213**	**$ 64**	**$ 93**	**$ 123**	**$ 147**	**$ 427**
Add: Goodwill Impairment	-	-	-	41	-	-	-	-	-	-
Adjusted EBITDA	**$ 64**	**$ 84**	**$ 107**	**$ 82**	**$ 213**	**$ 64**	**$ 93**	**$ 123**	**$ 147**	**$ 427**

(In USD Millions)

CVR Partners, LP	2017	2018	2019	2020	2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022	TTM
EBITDA	$ 64	$ 84	$ 107	$ 41	$ 213	$ 64	$ 93	$ 123	$ 147	$ 427
Add: Non-cash goodwill impairment	-	-	-	41	-	-	-	-	-	-
Less: Debt service	(60)	(59)	(60)	(60)	(81)	(26)	(25)	(74)	(8)	(133)
Less: Financing fees	-	-	-	-	(5)	(1)	-	(1)	-	(2)
Less: Maintenance capital expenditures	(14)	(15)	(18)	(12)	(16)	(2)	(9)	(5)	(8)	(24)
Less: Utility pass-through	-	-	-	-	-	-	(1)	(1)	(1)	(3)
Less: Common units repurchased	-	-	-	(7)	(1)	-	-	(12)	-	(12)
Less: Cash reserves for future operating needs	-	-	(28)	(5)	-	-	-	-	(15)	(15)
Less: Reserve for future turnaround expenses	-	-	-	(5)	(11)	(3)	(4)	(7)	(10)	(24)
Less: Reserve for repayment of current portion of long-term debt	-	-	-	(2)	-	-	-	-	-	-
Less: Cash reserve for recapture of prior negative available cash	-	-	-	(6)	(15)	-	-	-	-	-
Add: Utility pass-through	-	-	-	-	4	1	-	-	-	1
Add: Release of previously established cash reserves	-	-	25	3	8	-	2	1	1	4
Available cash for distribution	**$ (10)**	**$ 10**	**$ 27**	**$ (12)**	**$ 97**	**$ 31**	**$ 56**	**$ 24**	**$ 106**	**$ 217**

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